                                                                    Exhibit 99.9

                              TRANSFER, ASSIGNMENT
                            AND ASSUMPTION AGREEMENT

                        dated as of April 4, 2006 among:

                   BANK OF MONTREAL (the "REMAINING PARTY"),
                  HUB INTERNATIONAL LIMITED (the "TRANSFEROR")
                                      and
           HUB INTERNATIONAL LIMITED PARTNERSHIP (the "TRANSFEREE").

The Transferor and the Remaining Party have entered into one or more Transactions as identified in the attached Annex A (each an "OLD TRANSACTION"), each evidenced by a Confirmation (an "OLD CONFIRMATION") subject to an ISDA Master Agreement dated as of July 15, 2003 (the "OLD AGREEMENT").

The Transferor and the Remaining Party wish to keep the Old Agreement in effect. The Remaining Party and the Transferee have entered into an ISDA Master Agreement (the "NEW AGREEMENT") dated as of April 4, 2006.

With effect from and including the date of this Agreement specified above (the "ASSIGNMENT DATE") the Transferor wishes to transfer to the Transferee, and the Transferee wishes to accept the transfer of and to assume, all the rights, liabilities, duties and obligations of the Transferor under and in respect of each Old Transaction, with the effect that, as more particularly described below, the Remaining Party becomes the obligor under the Old Confirmation. The Old Transaction so assumed and amended pursuant to Section 2(b) of this Agreement is referred to in this Agreement as the "New Transaction".

The Remaining Party wishes to accept the Transferee as its sole counterparty with respect to the New Transactions.

The Transferor and the Remaining Party wish to have released and discharged, as a result and to the extent of the transfer described above, their respective obligations under and in respect of the Old Transactions.

Accordingly, the parties agree as follows:

1.   DEFINITIONS.

Terms defined in the ISDA Master Agreement (Multicurrency-Cross Border) as published in 1992 by the International Swaps and Derivatives Association, Inc., (the "1992 ISDA MASTER AGREEMENT") are used herein as so defined, unless otherwise provided herein.

2.   TRANSFER, RELEASE, DISCHARGE AND UNDERTAKINGS.

With effect from and including the Assignment Date and in consideration of the mutual representations, warranties and covenants contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties):

     (a) the Remaining Party and the Transferor are each released and discharged from further obligations to each other with respect to each Old Transaction and their respective rights against each other thereunder are cancelled, provided that such release and discharge shall not affect any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed on or prior to the Assignment Date, and all such payments and obligations shall be paid or performed by the Remaining Party or the Transferor in accordance with the terms of the Old Transaction, as amended pursuant to Section 2(b) of this Agreement;

     (b) in respect of each New Transaction, the Remaining Party and the Transferee each undertake liabilities and obligations towards the other and acquire rights against each other identical in their terms to each corresponding Old Transaction except that:

          (i) Schedule I to the Old Confirmation in respect of the Old Transaction with initial USD Fixed Amount of USD 10,000,000 shall be deemed to be replaced as of the Assignment Date with the
               Schedule I attached hereto as Annex B, the June 15, 2010 Termination Date set out in such Old Confirmation shall be deemed as of the Assignment Date to be replaced with a April 4, 2011 Termination Date and the April 4, 2011 Termination Date shall be deemed from and after the Assignment Date to be a Fixed Rate Payer Payment Date and a Floating Rate Payer Payment Date, and

          (ii) Schedule I to the Old Confirmation in respect of the Old Transaction with initial USD Fixed Amount of USD 55,000,000 shall be deemed to be replaced as of the Assignment Date with the
               Schedule I attached hereto as Annex C,

          and, for the avoidance of doubt, as if the Transferee were the Transferor and with the Remaining Party remaining the Remaining Party, save for any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed on or prior to the Assignment Date; and

     (c) each New Transaction shall be governed by and form part of the New Agreement and the relevant Old Confirmation (which, in conjunction and as amended pursuant to Section 2(b) of this Agreement and as otherwise deemed modified to be consistent with this Agreement, shall be deemed to be a Confirmation between the Remaining Party and the Transferee), and the offices of the Remaining Party and the Transferee for purposes of each New Transaction shall be as specified in the New Agreement and the office of the Transferor for purposes of the Old Transaction shall have been as specified in the Old Agreement.

3.   REPRESENTATIONS AND WARRANTIES.

On the date of this Agreement:

     (a) Each of the parties makes to each of the other parties those representations and warranties set forth in Section 3(a) of the 1992 ISDA Master Agreement with references in such Section to "this Agreement" or "any Credit Support Document" being deemed references to this Agreement alone.

     (b) The Remaining Party and the Transferor each makes to the other, and the Remaining Party and the Transferee each makes to the other, the representation set forth in Section 3(b) of the 1992 ISDA Master Agreement, in each case with respect to the Old Agreement or the New Agreement, as the case may be, and taking into account the parties entering into and performing their obligations under this Agreement.

     (c) Each of the Transferor and the Remaining Party represents and warrants to each other and to the Transferee that:

          (i) it has made no prior transfer (whether by way of security or otherwise) of the Old Agreement or any interest or obligation in or under the Old Agreement or in respect of any Old Transaction; and

          (ii) as of the Assignment Date, all obligations of the Transferor and the Remaining Party under each Old Transaction required to be performed on or before the Assignment Date have been fulfilled.

4.   COUNTERPARTS.

     This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

5.   AMENDMENTS.

     No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

6.   (a) GOVERNING LAW.

          This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof.

     (b) JURISDICTION.

          The terms of Section 13(b) of the 1992 ISDA Master Agreement shall apply to this Agreement with references in such Section to "this Agreement" being deemed references to this Agreement alone.

IN WITNESS WHEREOF the parties have executed this Agreement on the Assignment Date with effect from and including the Assignment Date.

BANK OF MONTREAL                        HUB INTERNATIONAL LIMITED


By: /s/ R. J. Mailloux                  By: /s/ W. Kirk James
    ---------------------------------       ------------------------------------
Name: R. J. Mailloux                    Name:   W. Kirk James
Title: Senior Manager Documentation           ----------------------------------
Date:                                   Title:  Vice President
      -------------------------------          ---------------------------------
                                        Date:   April 4, 2006
                                              ----------------------------------


HUB INTERNATIONAL LIMITED PARTNERSHIP,
by its general partner, HUB
INTERNATIONAL PARTNERS LIMITED


By: /s/ W. Kirk James
    ---------------------------------
Name:   W. Kirk James
      -------------------------------
Title:  Authorized Signatory
       ------------------------------
Date:   April 4, 2006
      -------------------------------

                                     ANNEX A

                                Old Transactions

                            Transactions evidenced by
                              the Old Confirmations
                          forming part of this Annex A

                                     ANNEX B

SCHEDULE I

CASHFLOW SCHEDULE: BANK OF MONTREAL 396363:460803

                                     SIDE 1
    BANK OF MONTREAL PAYS USD FIXED TO HUB INTERNATIONAL LIMITED PARTNERSHIP

PERIOD BEG.    PERIOD END   DAYS   PAYMENT DATE   NATIONAL AMOUNT   FIXED RATE %
-----------   -----------   ----   ------------   ---------------   ------------
15 Jun 2003   15 Dec 2003    180   15 Dec 2003     10,000,000.00        5.71
15 Dec 2003   15 Jun 2004    180   15 Jun 2004     10,000,000.00        5.71
15 Jun 2004   15 Dec 2004    180   15 Dec 2004     10,000,000.00        5.71
15 Dec 2004   15 Jun 2005    180   15 Jun 2005     10,000,000.00        5.71
15 Jun 2005   15 Dec 2005    180   15 Dec 2005     10,000,000.00        5.71
15 Dec 2005   15 Jun 2006    180   15 Jun 2006     10,000,000.00        5.71
15 Jun 2006   15 Dec 2006    180   15 Dec 2006      7,500,000           5.71
15 Dec 2006   15 Jun 2007    180   15 Jun 2007      7,500,000           5.71
15 Jun 2007   15 Dec 2007    180   17 Dec 2007      7,500,000           5.71
15 Dec 2007   15 Jun 2008    180   16 Jun 2008      7,500,000           5.71
15 Jun 2008   15 Dec 2008    180   15 Dec 2008      7,500,000           5.71
15 Dec 2008   15 Jun 2009    180   15 Jun 2009      7,500,000           5.71
15 Jun 2009   15 Dec 2009    180   15 Dec 2009      7,500,000           5.71
15 Dec 2009   15 Jun 2010    180   15 Jun 2010      7,500,000           5.71
15 Jun 2010   15 Dec 2010    180   15 Dec 2010      7,500,000           5.71
15 Dec 2010    4 Apr 2011    109    4 Apr 2011      7,500,000           5.71

                                     SIDE 2
   HUB INTERNATIONAL LIMITED PARTNERSHIP PAYS USD 3 MONTH LIBOR T3750 TO BANK
                                   OF MONTREAL

 CALC. DATE   PERIOD BEG.   PERIOD END    DAYS   PAYMENT DATE   NATIONAL AMOUNT
 ----------   -----------   ----------    ----   ------------   ---------------
12 Jun 2003   16 Jun 2003   15 Sep 2003    91                    10,000,000.00
11 Sep 2003   15 Sep 2003   15 Dec 2003    91    15 Dec 2003     10,000,000.00
11 Dec 2003   15 Dec 2003   15 Mar 2004    91                    10,000,000.00
11 Mar 2004   15 Mar 2004   15 Jun 2004    92    15 Jun 2004     10,000,000.00
11 Jun 2004   15 Jun 2004   15 Sep 2004    92                    10,000,000.00
13 Sep 2004   15 Sep 2004   15 Dec 2004    91    15 Dec 2004     10,000,000.00
13 Dec 2004   15 Dec 2004   15 Mar 2005    90                    10,000,000.00
11 Mar 2005   15 Mar 2005   15 Jun 2005    92    15 Jun 2005     10,000,000.00
13 Jun 2005   15 Jun 2005   15 Sep 2005    92                    10,000,000.00
13 Sep 2005   15 Sep 2005   15 Dec 2005    91    15 Dec 2005     10,000,000.00
13 Dec 2005   15 Dec 2005   15 Mar 2006    90                    10,000,000.00
13 Mar 2006   15 Mar 2006   15 Jun 2006    92    15 Jun 2006     10,000,000.00
13 Jun 2006   15 Jun 2006   15 Sep 2006    92                        7,500,000
13 Sep 2006   15 Sep 2006   15 Dec 2006    91    15 Dec 2006         7,500,000
13 Dec 2006   15 Dec 2006   15 Mar 2007    90                        7,500,000
13 Mar 2007   15 Mar 2007   15 Jun 2007    92    15 Jun 2007         7,500,000
13 Jun 2007   15 Jun 2007   17 Sep 2007    94                        7,500,000
13 Sep 2007   17 Sep 2007   17 Dec 2007    91    17 Dec 2007         7,500,000
13 Dec 2007   17 Dec 2007   17 Mar 2008    91                        7,500,000
13 Mar 2008   17 Mar 2008   16 Jun 2008    91    16 Jun 2008         7,500,000
12 Jun 2008   16 Jun 2008   15 Sep 2008    91                        7,500,000
11 Sep 2008   15 Sep 2008   15 Dec 2008    91    15 Dec 2008         7,500,000
11 Dec 2008   15 Dec 2008   16 Mar 2009    91                        7,500,000
12 Mar 2009   16 Mar 2009   15 Jun 2009    91    15 Jun 2009         7,500,000
11 Jun 2009   15 Jun 2009   15 Sep 2009    92                        7,500,000
11 Sep 2009   15 Sep 2009   15 Dec 2009    91    15 Dec 2009         7,500,000
11 Dec 2009   15 Dec 2009   15 Mar 2010    90                        7,500,000
11 Mar 2010   15 Mar 2010   15 Jun 2010    92    15 Jun 2010         7,500,000
11 Jun 2010   15 Jun 2010   15 Sep 2010    92                        7,500,000
13 Sep 2010   15 Sep 2010   15 Dec 2010    91    15 Dec 2010         7,500,000
13 Dec 2010   15 Dec 2010   15 Mar 2011    90                        7,500,000
11 Mar 2011   15 Mar 2011   4 Apr 2011     20    4 Apr 2011          7,500,000

                                     ANNEX C

SCHEDULE I

CASHFLOW SCHEDULE: BANK OF MONTREAL 396359:460798

                                     SIDE 1
    BANK OF MONTREAL PAYS USD FIXED TO HUB INTERNATIONAL LIMITED PARTNERSHIP

PERIOD BEG     PERIOD END   DAYS   PAYMENT DATE   NOTIONAL AMOUNT   FIXED RATE %
----------    -----------   ----   ------------   ---------------   ------------
15 Jun 2003   15 Dec 2003    180    15 Dec 2003    55,000,000.00        6.16
15 Dec 2003   15 Jun 2004    180    15 Jun 2004    55,000,000.00        6.16
15 Jun 2004   15 Dec 2004    180    15 Dec 2004    55,000,000.00        6.16
15 Dec 2004   15 Jun 2005    180    15 Jun 2005    55,000,000.00        6.16
15 Jun 2005   15 Dec 2005    180    15 Dec 2005    55,000,000.00        6.16
15 Dec 2005   15 Jun 2006    180    15 Jun 2006    55,000,000.00        6.16
15 Jun 2006   15 Dec 2006    180    15 Dec 2006    55,000,000.00        6.16
15 Dec 2006   15 Jun 2007    180    15 Jun 2007    55,000,000.00        6.16
15 Jun 2007   15 Dec 2007    180    17 Dec 2007    55,000,000.00        6.16
15 Dec 2007   15 Jun 2008    180    16 Jun 2008    55,000,000.00        6.16
15 Jun 2008   15 Dec 2008    180    15 Dec 2008    50,416,667.00        6.16
15 Dec 2008   15 Jun 2009    180    15 Jun 2009    50,416,667.00        6.16
15 Jun 2009   15 Dec 2009    180    15 Dec 2009    45,833,334.00        6.16
15 Dec 2009   15 Jun 2010    180    15 Jun 2010    45,833,334.00        6.16
15 Jun 2010   15 Dec 2010    180    15 Dec 2010    41,250,001.00        6.16
15 Dec 2010   15 Jun 2011    180    15 Jun 2011    41,250,001.00        6.16
15 Jun 2011   15 Dec 2011    180    15 Dec 2011    22,000,000.00        6.16
15 Dec 2011   15 Jun 2012    180    15 Jun 2012    22,000,000.00        6.16
15 Jun 2012   15 Dec 2012    180    17 Dec 2012    11,000,000.00        6.16
15 Dec 2012   15 Jun 2013    180    17 Jun 2013    11,000,000.00        6.16

                                     SIDE 2
HUB INTERNATIONAL LIMITED PARTNERSHIP PAY USD 3 MONTH LIBOR T3750 TO BANK OF MONTREAL

CALC. DATE    PERIOD BEG.    PERIOD END   DAYS   PAYMENT DATE   NOTIONAL AMOUNT
----------    -----------   -----------   ----   ------------   ---------------
12 Jun 2003   16 Jun 2003   15 Sep 2003    91                    55,000,000.00
11 Sep 2003   15 Sep 2003   15 Dec 2003    91     15 Dec 2003    55,000,000.00
11 Dec 2003   15 Dec 2003   15 Mar 2004    91                    55,000,000.00
11 Mar 2004   15 Mar 2004   15 Jun 2004    92     15 Jun 2004    55,000,000.00
11 Jun 2004   15 Jun 2004   15 Sep 2004    92                    55,000,000.00
13 Sep 2004   15 Sep 2004   15 Dec 2004    91     15 Dec 2004    55,000,000.00
13 Dec 2004   15 Dec 2004   15 Mar 2005    90                    55,000,000.00
11 Mar 2005   15 Mar 2005   15 Jun 2005    92     15 Jun 2005    55,000,000.00
13 Jun 2005   13 Jun 2005   15 Sep 2005    92                    55,000,000.00
13 Sep 2005   15 Sep 2005   15 Dec 2005    91     15 Dec 2005    55,000,000.00
13 Dec 2005   15 Dec 2005   15 Mar 2006    90                    55,000,000.00
13 Mar 2006   15 Mar 2006   15 Jun 2006    92     15 Jun 2006    55,000,000.00
13 Jun 2006   15 Jun 2006   15 Sep 2006    92                    55,000,000.00
13 Sep 2006   15 Sep 2006   15 Dec 2006    91     15 Dec 2006    55,000,000.00
13 Dec 2006   15 Dec 2006   15 Mar 2007    90                    55,000,000.00
13 Mar 2007   15 Mar 2007   15 Jun 2007    92     15 Jun 2007    55,000,000.00
13 Jun 2007   15 Jun 2007   17 Sep 2007    94                    55,000,000.00
13 Sep 2007   17 Sep 2007   17 Dec 2007    91     17 Dec 2007    55,000,000.00
13 Dec 2007   17 Dec 2007   17 Mar 2008    91                    55,000,000.00
13 Mar 2008   17 Mar 2008   16 Jun 2008    91     16 Jun 2008    55,000,000.00
12 Jun 2008   16 Jun 2008   15 Sep 2008    91                    50,416,667.00
11 Sep 2008   15 Sep 2008   15 Dec 2008    91     15 Dec 2008    50,416,667.00
11 Dec 2008   15 Dec 2008   16 Mar 2009    91                    50,416,667.00
12 Mar 2009   16 Mar 2009   15 Jun 2009    91     15 Jun 2009    50,416,667.00
11 Jun 2009   15 Jun 2009   15 Sep 2009    92                    45,833,334.00
11 Sep 2009   15 Sep 2009   15 Dec 2009    91     15 Dec 2009    45,833,334.00
11 Dec 2009   15 Dec 2009   15 Mar 2010    90                    45,833,334.00
11 Mar 2010   15 Mar 2010   15 Jun 2010    92     15 Jun 2010    45,833,334.00
11 Jun 2010   15 Jun 2010   15 Sep 2010    92                    41,250,001.00
13 Sep 2010   15 Sep 2010   15 Dec 2010    91     15 Dec 2010    41,250,001.00
13 Dec 2010   15 Dec 2010   15 Mar 2011    90                    41,250,001.00
11 Mar 2011   15 Mar 2011   15 Jun 2011    92     15 Jun 2011    41,250,001.00
13 Jun 2011   15 Jun 2011   15 Sep 2011    92                    22,000,000.00
13 Sep 2011   15 Sep 2011   15 Dec 2011    91     15 Dec 2011    22,000,000.00
13 Dec 2011   15 Dec 2011   15 Mar 2012    91                    22,000,000.00
13 Mar 2012   15 Mar 2012   15 Jun 2012    92     15 Jun 2012    22,000,000.00
13 Jun 2012   15 Jun 2012   17 Sep 2012    94                    11,000,000.00
13 Sep 2012   17 Sep 2012   17 Dec 2012    91     17 Dec 2012    11,000,000.00
13 Dec 2012   17 Dec 2012   15 Mar 2013    88                    11,000,000.00
13 Mar 2013   15 Mar 2013   15 Jun 2013    92     17 Jun 2013    11,000,000.00